SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 6, 2004

                    LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
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             (Exact name of registrant as specified by its charter)


     Delaware                       33-24483-NY                  11-2914841
------------------------       ----------------------     ----------------------
(State or other jurisdic-         (Commission File         (IRS Employer
tion of incorporation)                Number)             Identification Number)


                 7537 Leesburg Pike #200 Falls Church, VA 22043
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                    (Address of principal executive offices)

                                 (202) 318-5380
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                          Registrant's Telephone Number

                  2005 Beechgrove Place, Utica, New York 13501
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           Former Name or Former Address If Changed Since Last Report





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Item 5. Other Events.

The Board of Directors of Life Energy & Technology Holdings, Inc meet February 9, 2004 and after due discussion and on advice from former Health-Pak counsel:

   IT WAS RESOLVED:

Life Energy and Technology Holdings, Inc today announced the retirement of 2,829,333 shares of Company stock...

That pursuant to the November 2000 reverse merger between Life Energy & Technology Holdings Limited and Health Pak, which merger created Life Energy & Technology Holdings Inc, Life Energy & Technology Holdings Inc, is now returning to Treasury and retiring 4,145,942 shares pursuant to the original shares agreement and plan of reorganization section 5.16.

The Company is in possession of and are returning to treasury 2,829,333 and is seeking the return of the balance of the 4,145,942 shares from those individuals in possession of the shares under advice of Health-Pak original counsel.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

Exhibit No.     Description
-------------------------------------

10.1            MINUTES   Statement of Unaminous Written Consent, dated February
                9, 2004

10.2 AGREEMENT AND PLAN OF REORGANIZATION, dated November 3, 2000 and originally filed November 21, 2000

2(1) ACQUISITION AGREEMENT, dated November 3, 2000 and originally filed November 21, 2000

10.3            Health-Pak, Inc   Stock  Certificate Transfer, dated December 6,
                2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2004



                    LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                                   Registrant




By: /s/ Christopher McCormack
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Christopher McCormack, President and CEO